Exhibit 99.20

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 1999
          Series 1998-08A, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.415243
                                                          ---------------------
       Weighted average maturity                                        346.56
                                                          ---------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                               Principal
            Principal Per   Prepayments Per  Interest Per
      Class  Certificate      Certificate     Certificate  Payout Rate
      -----  -----------      -----------     -----------  -----------
       1PO  $   1.08596447  $  0.11661934  $ 0.00000000   %  0.00000000
       1A1  $  16.87326070  $ 16.15408820  $ 4.84820095   %  6.74999999
       1A2  $  25.10147333  $ 24.03159667  $ 4.46940000   %  6.75000091
       1A3  $  20.76781130  $ 19.88264520  $ 4.66890892   %  6.75000001
       1A4  $   0.00000000  $  0.00000000  $ 5.62500016   %  6.75000019
       1A5  $   0.00000000  $  0.00000000  $ 5.62500000   %  6.75000000
       1R   $   0.00000000  $  0.00000000  $ 0.00000000   %  0.00000000
       1M   $   0.82842335  $  0.00000000  $ 5.58470141   %  6.74999966
       1B1  $   0.82842237  $  0.00000000  $ 5.58470045   %  6.74999850
       1B2  $   0.82842432  $  0.00000000  $ 5.58470040   %  6.74999845
       1B3  $   0.82842237  $  0.00000000  $ 5.58470295   %  6.75000152
       1B4  $   0.82842315  $  0.00000000  $ 5.58470060   %  6.74999867
       1B5  $   0.82842641  $  0.00000000  $ 5.58470259   %  6.75000109

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $       N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                             $        84,402.31
                                                                   -------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:          $   426,343,128.88
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               1,428
                                                                 --------------
       3.
      Beginning Aggregate Class  Ending Aggregate       Ending
        Certificate Principal   Class Certificate Single Certificate
Class          Balance          Principal Balance      Balance          Cusip
-----          -------          -----------------      -------          -----
1PO   $             517,968.58 $      517,394.11  $           978.09  GEC9881PO
1A1   $         172,380,478.36 $  169,005,826.22  $           845.03  36157RFC4
1A2   $           2,383,679.68 $    2,308,375.26  $           769.46  36157RFD2
1A3   $         185,096,300.15 $  180,465,078.23  $           809.26  36157RFE0
1A4   $          23,933,914.00 $   23,933,914.00  $         1,000.00  36157RFF7
1A5   $          29,000,000.00 $   29,000,000.00  $         1,000.00  36157RFG5
SUP1  $         410,925,174.19 $  402,852,026.90  $           845.36  GE988SUP1
1R    $                   0.00 $            0.00  $             0.00  36157RFL4
1M    $          10,440,661.86 $   10,431,950.16  $           992.01  36157RFH3
1B1   $           3,977,300.44 $    3,973,981.77  $           992.01  36157RFJ9
1B2   $           2,236,859.18 $    2,234,992.74  $           992.01  36157RFK6
1B3   $           1,988,650.22 $    1,986,990.89  $           992.01  36158GCL0
1B4   $             994,821.53 $      993,991.45  $           992.01  36158GCM8
1B5   $           1,491,878.87 $    1,490,634.05  $           992.01  36158GCN6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             10       Principal Balance      $   2,853,650.63
                               --------                            -------------
       2.   60-89 days
            Number             1        Principal Balance      $     317,172.83
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance      $           0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance      $           0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance      $           0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                     -----------